Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT, dated as of                     , 2012, is made and entered into by and between Empire State Realty Trust, Inc., a Maryland corporation (the “Company”), and certain persons listed on Schedule 1 hereto.

RECITALS

WHEREAS, in connection with the initial public offering (the “IPO”) of shares of the Company’s Class A common stock, $0.01 par value per share (the “Class A Common Stock”), the Company and Empire State Realty OP, L.P., a Delaware limited partnership (the “Operating Partnership”), have entered into certain agreements pursuant to which they will engage in certain formation transactions (the “Formation Transactions”), pursuant to which holders of interests (or certain related parties) (collectively, the “Existing Holders”) in the entities participating in the Formation Transactions (the “Existing Entities”) will receive, in exchange for their respective interests in the Existing Entities, directly or indirectly through distributions of such securities by the Existing Entities, (i) units representing limited partnership interests (the “OP Units”) of the Operating Partnership, redeemable, under certain circumstances, into shares of Class A Common Stock on a one-for-one basis (the “Contributor OP Interests”); (ii) shares of Class B Common Stock, $0.01 par value per share (the “Class B Common Stock”) of the Company, convertible, under certain circumstances, into shares of Class A Common Stock on a one-for-one basis (the “Contributor REIT Interests” and, together with the Contributor OP Interests, the “Contributor Interests”); (iii) shares of Class A Common Stock (the “Initial Contributor Shares”); and/or (iv) cash;

WHEREAS, the Company plans to grant at the closing of the IPO (i) shares of restricted Class A Common Stock (“Restricted Shares”) pursuant to Restricted Stock Agreements (the “Restricted Stock Agreements”) between the Company and certain members of its senior management team and independent directors (the “Restricted Share Recipients”) as an award under the Company’s 2012 Equity Incentive Plan (the “Equity Plan”); and/or (ii) LTIP Units (“Management LTIP Units”) pursuant to LTIP Award Agreements (the “LTIP Award Agreements”) between the Company and certain members of its senior management team and independent directors (the “LTIP Recipients”) as an award under the Equity Plan;

WHEREAS, the Company may, from time to time, grant to members of its senior management team and its independent directors additional awards under the Equity Plan consisting of, or based upon, shares of Class A Common Stock (the “Additional Plan Shares”); and

WHEREAS, the Company desires to enter into this Agreement with the Holders (as defined below) in order to grant the Holders the registration rights contained herein.

NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

“1% Holder” shall mean (i) the Helmsley Trust and (ii) the Malkin Group.

“1% Holder Piggy-Back Registration” shall have the meaning set forth in Section 2.3 of this Agreement.

“Additional Plan Shares” shall have the meaning set forth in the Recitals hereof.

“Agreement” shall mean this Registration Rights Agreement as originally executed and as amended, supplemented or restated from time to time.

“Board” shall mean the Board of Directors of the Company.

“Business Day” shall mean any day other than Saturday, Sunday or a day on which commercial banks in New York, New York are directed or permitted to be closed.

“Class A Common Stock” shall have the meaning set forth in the Recitals hereof.

“Class B Common Stock” shall have the meaning set forth in the Recitals hereof.

“Commission” shall mean the Securities and Exchange Commission.

“Company” shall have the meaning set forth in the introductory paragraph hereof.

“Company Piggy-Back Registration” shall have the meaning set forth in Section 2.2(a) of this Agreement.

“Contributor Interests” shall have the meaning set forth in the Recitals hereof.

“Contributor OP Interests” shall have the meaning set forth in the Recitals hereof.

“Contributor REIT Interests” shall have the meaning set forth in the Recitals hereof.

“Contributor Shares” shall mean the Initial Contributor Shares, the shares of Class A Common Stock that may be acquired by the Holders in connection with the exercise by such Holders of the exchange or conversion rights associated with the Contributor Interests and all such shares of Class A Common Stock owned as of the date hereof by any member of the Malkin Group.

“Controlling Person” shall have the meaning set forth in Section 5(a) of this Agreement.

“Convertible Class B Common Stock” shall mean shares of Class B Common Stock that may be automatically converted to shares of Class A Common Stock pursuant to Section 6.3.7 of the Articles of Amendment and Restatement of the Company.

“Demand Holder” shall have the meaning set forth in Section 2.2(a) of this Agreement.

“Demand Period” shall mean the period commencing on the date that is six (6) months after the closing of the IPO and ending on the Resale Shelf Effective Date.

“Demand Registration” shall have the meaning set forth in Section 2.2(a) of this Agreement.

“Demand Registration Notice” shall have the meaning set forth in Section 2.2(a) of this Agreement.

“Demand Registration Statement” shall have the meaning set forth in Section 2.2(a) of this Agreement.

“Depositary” shall mean The Depository Trust Company, or any other depositary appointed by the Company, provided, however, that such depositary must have an address in the Borough of Manhattan, in the City of New York.

“End of Suspension Notice” shall have the meaning set forth in Section 3(a) of this Agreement.

“Equity Plan” shall have the meaning set forth in the Recitals hereof.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended (or any corresponding provision of succeeding law) and the rules and regulations thereunder.

“Exchangeable OP Units” shall mean OP Units that may be redeemable for cash or, at the Company’s option, exchangeable for shares of Class A Common Stock pursuant to Section 8.06 of the Amended and Restated Agreement of Limited Partnership of the Operating Partnership.

“Existing Entities” shall have the meaning set forth in the Recitals hereof.

“Existing Holders” shall have the meaning set forth in the Recitals hereof.

“FINRA” shall mean the Financial Industry Regulatory Authority, Inc.

“Helmsley Trust” means the Estate of Leona M. Helmsley, The Leona M. and Harry B. Helmsley Charitable Trust and their respective affiliates, assigns and transferees.

“Holders” shall mean (i) the Existing Holders, the LTIP Recipients and the Restricted Share Recipients as holders of Registrable Securities and (ii) any direct or indirect transferee (to the extent permitted under the Articles of Amendment and Restatement of the Company, the Amended and Restated Agreement of Limited Partnership of the Operating Partnership, the Restricted Award Agreements, or the LTIP Award Agreements, as applicable) of such Registrable Securities from an Existing Holder, an LTIP Recipient or a Restricted Share Recipient, as the case may be, provided, that such transferee agrees in writing to be bound by all the provisions hereof. For purposes of this Agreement, the Company may deem and treat the registered holder of a Registrable Security as the Holder and absolute owner thereof, unless notified to the contrary in writing by the registered Holder thereof.

“Initial Contributor Shares” shall have the meaning set forth in the Recitals hereof.

“IPO” shall have the meaning set forth in the Recitals hereof.

“Issuer Shelf Effective Date” shall have the meaning set forth in Section 2.1(b)(iii) of this Agreement.

“Issuer Shelf Registration Statement” shall have the meaning set forth in Section 2.1(b)(i) of this Agreement.

“Liabilities” shall have the meaning set forth in Section 5(a)(i) of this Agreement.

“LTIP Award Agreements” shall have the meaning set forth in the Recitals hereof.

“LTIP Recipients” shall have the meaning set forth in the Recitals hereof.

“LTIP Units” shall mean OP Units issued by the Operating Partnership classified as LTIP Units.

“Malkin Group” shall mean all of the following, as a group: Anthony E. Malkin, Peter L. Malkin and each of their lineal descendents (including spouses of such descendents), any estates of any of the foregoing, any trusts now or hereafter established for the benefit of any of the foregoing, or any corporation, partnership, limited liability company or other legal entity controlled by Anthony E. Malkin or any permitted successor in such entity for the benefit of any of the foregoing.

“Market Value” shall mean, with respect to the Class A Common Stock, the average of the daily market price for the ten (10) consecutive trading days immediately preceding the date of a written request for an Underwritten Offering pursuant to Section 2.1(c) hereto or for registration pursuant to Section 2.2(a) hereto. The market price for each such trading day shall be: (i) if the Class A Common Stock is listed or admitted to trading on any securities exchange, the closing price, regular way, on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices on such day, in either case as reported in the principal consolidated transaction reporting system, (ii) if the Class A Common Stock is not listed or admitted to trading on any securities exchange, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by the Company, or (iii) if the Class A Common Stock is not listed or admitted to trading on any securities exchange and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable quotation source designated by the Company, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than ten (10) days prior to the date in question) for which prices have been so reported; provided that if there are no bid and asked prices reported during the ten (10) days prior to the date in question, the Market Value of the Class A Common Stock shall be determined by the Board acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.

“Management LTIP Units” shall have the meaning set forth in the Recitals hereof.

“Management Shares” shall mean the Class A Common Stock that may be acquired by the LTIP Recipients in connection with the exercise by such LTIP Recipients of the exchange rights associated with the Management LTIP Units.

“Non-requesting Holders” shall have the meaning set forth in Section 2.3 of this Agreement.

“Notice and Questionnaire” shall mean a written notice, substantially in the form attached as Exhibit A, delivered by a Holder to the Company (i) notifying the Company of such Holder’s desire to include Registrable Securities held by it in a Resale Shelf Registration Statement, (ii) containing all information about such Holder required to be included in such Resale Shelf Registration Statement in accordance with applicable law, including Item 507 of Regulation S-K promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto, and (iii) pursuant to which such Holder agrees to be bound by the terms and conditions hereof.

“Operating Partnership” shall have the meaning set forth in the Recitals hereof.

“OP Units” shall have the meaning set forth in the Recitals hereof.

“Person” shall mean any individual, partnership, corporation, limited liability company, joint venture, association, estate, trust, unincorporated organization or other governmental or legal entity.

“Public Existing Entities” shall mean Empire State Building Associates L.L.C., a New York limited liability company, 60 East 42nd St. Associates L.L.C., a New York limited liability company and 250 West 57th St. Associates L.L.C., a New York limited liability company.

“Primary Shares” shall have the meaning set forth in Section 2.1(b)(i) of this Agreement.

“Recommended Offering Size” shall have the meaning set forth in Section 2.4 of this Agreement.

“Registrable Securities” shall mean at any time (i) the Contributor Shares, (ii) the Management Shares, (iii) the Restricted Shares and (iv) the Additional Plan Shares, each upon original issuance thereof and at all times subsequent thereto, including upon the transfer thereof by the original Holders or any subsequent Holders and any securities issued in respect of such securities by reason of or in connection with any exchange for or replacement of such securities or any stock dividend, stock distribution, stock split, purchase in any rights offering or in connection with any combination of shares, recapitalization, merger or consolidation, or any other equity securities issued pursuant to any other pro rata distribution with respect to the Class A Common Stock, until, as to any particular Registrable Security, the earliest time as one of the following shall have occurred: (i) a Registration Statement covering all such securities has been declared effective by the Commission and all such shares have been disposed of pursuant to such effective Registration Statement; (ii) except in the case of Registrable Securities issued to the Helmsley Trust pursuant to an effective Registration Statement on Form S-4, such securities (other than Restricted Securities) were issued pursuant to an effective Registration Statement, (iii) such Registrable Securities have been publicly sold under Rule 144 under the Securities Act, (iv) with respect to Holders that individually hold less than 1% of the Registrable Securities originally issued in connection with the Formation Transactions, such Registrable Securities may be sold in one transaction pursuant to Rule 144; or (v) such securities have been otherwise transferred in a transaction that constitutes a sale thereof under the Securities Act and such shares subsequently may be resold or otherwise transferred by such transferee without registration under the Securities Act.

“Registration Statement” means any registration statement filed by the Company with the Commission in compliance with the Securities Act (including any Shelf Registration Statement or Demand Registration Statement) for a public offering and sale of the Class A Common Stock or other securities of the Company, including the prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all materials incorporated by reference or deemed to be incorporated by reference in such registration statement (other than a registration statement (i) on Form S-4 (including the registration statement on Form S-4 filed with the Commission in connection with the Formation Transactions) or Form S-8 or any successor form to Form S-4 or Form S-8 or in connection with any employee or director welfare, benefit or compensation plan, (ii) covering only securities proposed to be issued in exchange for securities or assets of another entity, (iii) in connection with an exchange offer or an offering of securities exclusively to existing security holders of the Company or its subsidiaries, (iv) relating to a transaction pursuant to Rule 145 of the Securities Act, (v) for an offering of debt, or (vi) for a dividend reinvestment plan).

“Requesting Holder” shall have the meaning set forth in Section 2.1(c) of this Agreement.

“Resale Shelf Effective Date” shall have the meaning set forth in Section 2.1(a) of this Agreement.

“Resale Shelf Registration Statement” shall have the meaning set forth in Section 2.1(a) of this Agreement.

“Restricted Securities” means shares of Class A Common Stock issued under an Issuer Shelf Registration Statement which if sold by the holder thereof would constitute “restricted securities” as defined under Rule 144 under the Securities Act.

“Restricted Shares” shall have the meaning set forth in the Recitals hereof.

“Restricted Share Recipients” shall have the meaning set forth in the Recitals hereof.

“Restricted Stock Agreements” shall have the meaning set forth in the Recitals hereof.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Selling Holder” shall mean a Holder who is selling Registrable Securities pursuant to a Registration Statement pursuant to the terms hereof.

“Selling Holders’ Counsel” shall mean the respective counsel for each 1% Holder holding Registrable Securities included in a Registration Statement.

“Shelf Effectiveness Period” shall have the meaning set forth in Section 2.1(e) of this Agreement.

“Shelf Registration Statement” shall mean a Resale Shelf Registration Statement and/or an Issuer Shelf Registration Statement.

“Suspension Event” shall have the meaning set forth in Section 3(a) of this Agreement.

“Suspension Notice” shall have the meaning set forth in Section 3(a) of this Agreement.

“Underwritten Offering” shall mean a sale of securities of the Company to an Underwriter or Underwriters for reoffering to the public.

“Underwriter” means a securities dealer who purchases any Registrable Securities as principal and not as part of such dealer’s market-making activities.

Section 2. Registrations.

2.1 Shelf Registration.

(a) Resale Shelf Registration. Subject to Section 3 hereto, the Company agrees to use commercially reasonable efforts to file with the Commission not later than 12 months from the beginning of the first full calendar month following the closing of the IPO with the Commission a “shelf” registration statement on Form S-3 (or, if the Company is not eligible to use Form S-3, on Form S-11 or any similar or successor form) with respect to the resale of all the Registrable Securities by the Holders thereof (a “Resale Shelf Registration Statement”) for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act. The Company shall use its commercially reasonable efforts to cause such Resale Shelf Registration Statement to be declared effective by the Commission within 120 days following the date of filing thereof (the “Resale Shelf Effective Date”). The Resale Shelf Registration Statement shall be on an appropriate form and the registration statement and any form of prospectus included therein (or prospectus supplement relating thereto) shall reflect the plan of distribution or method of sale as the Holders may from time to time notify the Company. The Company agrees to use its commercially reasonable efforts to provide notice to the Holders, including the form of Notice and Questionnaire attached hereto as Exhibit A, on or prior to the date five (5) Business Days prior to the Resale Shelf Effective Date.

At the time the Resale Shelf Registration Statement is declared effective, each Holder that has delivered a duly completed and executed Notice and Questionnaire to the Company on or prior to the date ten (10) Business Days prior to such time of effectiveness shall be named as a selling securityholder in the Resale Shelf Registration Statement and the related prospectus in such a manner as to permit such Holder to deliver such prospectus to purchasers of Registrable Securities in accordance with applicable law. If required by applicable law, subject to the terms and conditions hereof, after effectiveness of the Resale Shelf Registration Statement, the Company shall file a supplement to such prospectus or amendment to the Resale Shelf Registration Statement not less than once a calendar quarter as necessary to name as selling securityholders therein any Holders that provide to the Company a duly completed and executed Notice and Questionnaire and shall use reasonable efforts to cause any post-effective amendment to such Resale Shelf Registration Statement filed for such purpose to be declared effective by the Commission as promptly as reasonably practicable after the filing thereof.

(b) Issuer Shelf Registration.

(i) The Company may, at its option, satisfy its obligation to prepare and file a Resale Shelf Registration Statement pursuant to Section 2.1(a) solely with respect to shares of Class A Common Stock issuable upon exchange of Exchangeable OP Units and/or conversion of Convertible Class B Common Stock by preparing and filing with the Commission not later than 12 months from the beginning of the first full calendar month following the closing of the IPO one or more “shelf” registration statements on Form S-3 (or, if the Company is not eligible to use Form S-3, on Form S-11 or any similar or successor form) (an “Issuer Shelf Registration Statement”) providing for (i) the issuance by the Company, from time to time, to the Holders of such Exchangeable OP Units and/or Convertible Class B Common Stock upon redemption or conversion thereof, of shares of Class A Common Stock registered under the Securities Act (the “Primary Shares”); and (ii) to the extent such Primary Shares constitute Restricted Securities, the registered resale thereof by their Holders from time to time in accordance with the methods of distribution elected by the Holders and set forth therein (but except as provided in Section 2.1(c) below, not an Underwritten Offering).

(ii) Notwithstanding Section 2.1(b)(i), the Company agrees to use commercially reasonable efforts to file with the Commission not later than 12 months from the beginning of the first full calendar month following the closing of the IPO with the Commission an Issuer Shelf Registration Statement with respect to the shares of Class A Common Stock issuable upon exchange of Exchangeable OP Units and Convertible Class B Common Stock issued to the Existing Holders in the Public Existing Entities.

(iii) The Company shall use its commercially reasonable efforts to cause any Issuer Shelf Registration Statement to be declared effective by the Commission within 120 days following the date of filing thereof (the “Issuer Shelf Effective Date”).

(c) Underwritten Registered Resales. Any offering by a 1% Holder under a Shelf Registration Statement shall be underwritten at the written request of such 1% Holder (such holder the “Requesting Holder”), provided, that: (i) the Registrable Securities requested to be registered in such Underwritten Offering shall have a Market Value of at least $150,000,000 on the date of such request, except that the fourth Underwritten Offering requested by the Helmsley Trust under this Section 2.1(c) shall have a Market Value of at least $100,000,000 on the date of such request; (ii) the Company shall not be obligated to effect more than two (2) Underwritten Offerings during any 12-month period following the Resale Shelf Effective Date; (iii) no 1% Holder shall have the ability to effect more than four (4) Underwritten Offerings under this Section 2.1(c); and (iv) the Company shall not be obligated to effect, or take any action to effect, an Underwritten Offering (a) within 90 days following the last date on which an Underwritten Offering was effected pursuant to this Section 2.1(c) or Section 2.2(a); or (b) during any lock-up period required by the Underwriters in any prior Underwritten Offering conducted by the Company on its own behalf or on behalf of selling stockholders. Any request for an Underwritten Offering hereunder shall be made to the Company in accordance with the notice provisions set forth in Section 8(f) hereto.

(d) Underwriters. The Requesting Holder shall select the book-running managing Underwriter in connection with any Underwritten Offering pursuant to Section 2.1(c); provided, that such managing Underwriter must be reasonably satisfactory to the Company. The Requesting Holder may select any additional investment banks and managers to be used in connection with the Underwritten Offering; provided, that such additional investment bankers and managers must be reasonably satisfactory to the Company.

(e) Shelf Registration Effectiveness. Subject to Sections 2.1(f) and 3 hereof, the Company shall use commercially reasonable efforts to keep any Shelf Registration Statement continuously effective for the period (the “Shelf Effectiveness Period”) beginning on the date on which a Shelf Registration Statement is declared effective and ending on the date that all of the Registrable Securities registered under a Shelf Registration Statement cease to be Registrable Securities. During the period that a Shelf Registration Statement is effective, the Company shall supplement or make amendments to the Shelf Registration Statement, if required by the Securities Act or if reasonably requested by the Holders (whether or not required by the form on which the securities are being registered), including to reflect any specific plan of distribution or method of sale, and shall use its commercially reasonable efforts to have such supplements and amendments declared effective, if required, as soon as practicable after filing.

(f) Shelf Registration Subsequent Filings. The Company shall prepare and file such additional Registration Statements as necessary and use its commercially reasonable efforts to cause such Registration Statements to be declared effective by the Commission so that a Shelf Registration Statement remains continuously effective, subject to Section 3, with respect to the Registrable Securities as and for the period required under Section 2.1(e), as applicable (such subsequent Registration Statements to constitute a Resale Shelf Registration Statement or an Issuer Shelf Registration Statement, as the case may be, hereunder).

(g) Selling Holders Become Party to Agreement. Each Holder acknowledges that by participating in its registration rights pursuant to this Agreement, such Holder will be deemed a party to this Agreement and will be bound by its terms, notwithstanding such Holder’s failure to deliver a Notice and Questionnaire; provided, that any Holder that has not delivered a duly completed Notice and Questionnaire shall not be entitled to be named as a Selling Holder in, or have the Registrable Securities held by it covered by, a Shelf Registration Statement.

2.2 Underwritten Demand Registration.

(a) Subject to Section 3 hereof, at any time during the Demand Period, any 1% Holder (the “Demand Holder”) may deliver to the Company a written notice (a “Demand Registration Notice”) informing the Company of the Demand Holder’s desire to have their Registrable Securities with a Market Value of at least $150,000,000 registered for sale under the Securities Act in an Underwritten Offering (a “Demand Registration”); provided, that each 1% Holder shall have the right to no more than one (1) Demand Registration during the Demand Period; provided, however, if a Resale Shelf

Registration Statement is not declared effective by the Commission on or prior to the Resale Shelf Effective Date, each 1% Holder shall have the right to one additional Demand Registration for each 180-day period following such Resale Shelf Effective Date, during which the Resale Shelf Registration Statement is not declared effective by the Commission. As soon as reasonably practicable following receipt of a Demand Registration Notice, but in no event more than forty-five (45) days following receipt of such notice, the Company shall use its commercially reasonable efforts to prepare and file a registration statement on an appropriate form with respect to such Demand Registration (the “Demand Registration Statement”) and shall use its commercially reasonable efforts to cause such Demand Registration Statement to be declared effective by the Commission within 120 days following the date of filing thereof. Any request for a Demand Registration shall specify the number of Registrable Securities proposed to be sold in the Underwritten Offering and shall be made to the Company in accordance with the notice provisions set forth in Section 8(f) hereto. A Demand Registration effected pursuant to this Section 2.2(a) shall not be taken into account when calculating the number of Underwritten Offerings that have been effected by any 1% Holder for purposes of Section 2.1(c)(iii) of this Agreement.

(b) Underwriters. The Demand Holder shall select the book-running managing Underwriter in connection with any Demand Registration pursuant to Section 2.2(a); provided, that such managing Underwriter must be reasonably satisfactory to the Company. The Demand Holder may select any additional investment banks and managers to be used in connection with the Underwritten Offering; provided, that such additional investment bankers and managers must be reasonably satisfactory to the Company.

2.3 Piggy-Back Rights. If the Company proposes to file a Registration Statement with respect to an Underwritten Offering of Class A Common Stock (i) by the Company for its own account or (ii) on behalf of a 1% Holder or if a 1% Holder requests an Underwritten Offering of its Registrable Securities pursuant to Section 2.1(c), then the Company shall give written notice of such proposed filing or request, as applicable, to all other 1% Holders (the “Non-requesting Holders”) as soon as practicable, and such notice shall offer such Non-requesting Holders the opportunity to register or include, as applicable, such number of shares of Registrable Securities as each such Non-requesting Holder may request (a “1% Holder Piggy-Back Registration”). Each Non-requesting Holder who wishes to participate in such Underwritten Offering shall notify the Company in writing within five (5) Business Days after the receipt by such Non-requesting Holder of the notice from the Company, and shall specify in such notice the number of Registrable Securities to be included in the Underwritten Offering, subject to Section 2.4. Subject to Section 2.4 below, the Company shall be permitted to register such number of shares of Class A Common Stock as it may elect with respect to Underwritten Offerings under Sections 2.1(c) and 2.2(a) (each a “Company Piggy-Back Registration”).

2.4 Reduction of Offering. Notwithstanding anything contained in Section 2.3, if the managing Underwriter(s) of an Underwritten Offering described in Sections 2.1 or 2.2 advise the Company and the 1% Holders in writing that the size of the intended offering is such that the success of the offering would be significantly and adversely affected by (i) inclusion of the Registrable Securities requested to be included by Non-requesting Holders in a 1% Holder Piggy-Back Registration or (ii) the inclusion of Class A Common Stock requested to be included by the Company in a Company Piggy-Back Registration, then: (x) first, to the extent the Company has exercised a Company Piggy-Back Registration, the amount of the Class A Common Stock to be offered for the account of the Company shall be reduced to the extent necessary to reduce the total amount of securities to be included in such Underwritten Offering to the amount recommended by such managing Underwriter(s) (the “Recommended Offering Size”), provided, that the amount of securities to be offered by the Company shall not be reduced to less than $25,000,000 for each such Underwritten Offering; (y) second, to the extent the reduction pursuant to clause (x) is not sufficient to reduce the total amount of securities to be included in such Underwritten Offering to the Recommended Offering Size, then the amount of

Registrable Securities to be offered for the account of the Non-requesting Holders shall be reduced on a pro rata basis (based on the Registrable Securities requested for inclusion therein) to the extent necessary to reduce the total amount of securities to be included in such Underwritten Offering to the Recommended Offering Size, provided, that if the Helmsley Trust exercises a 1% Holder Piggy-Back Registration in connection with an Underwritten Offering under Section 2.1(c) during the first year following the Resale Shelf Effective Date, then its Registrable Securities included in such Underwritten Offering shall not be reduced before the Registrable Securities of all other 1% Holders, including the Registrable Securities of any Demand Holder or Requesting Holder in such Underwritten Offering, has first been so reduced; and (z) third, to the extent the reduction pursuant to clauses (x) and (y), as applicable, are not sufficient to reduce the total amount of securities to be included in such Underwritten Offering to the Recommended Offering Size, then the amount of Registrable Securities to be offered for the account of the Requesting Holder or Demand Holder, as applicable, shall be reduced on a pro rata basis (based on the Registrable Securities requested for inclusion therein) to the extent necessary to reduce the total amount of securities to be included in such Underwritten Offering to the Recommended Offering Size.

Section 3. Black-Out Periods.

(a) Notwithstanding the provisions of Sections 2.1(a), 2.1(b), 2.1(c), 2.2(a) or 4, the Company shall be permitted to postpone the filing of the Registration Statement (including any Shelf Registration Statement and Demand Registration Statement), and from time to time to require Holders not to sell under the Registration Statement or to suspend the use or effectiveness thereof, for such times as the Company reasonably may determine is necessary and advisable (but in no event shall the Company be entitled to exercise such right more than two times or for more than an aggregate of 150 days in any rolling 12-month period commencing on the date of this Agreement, except as a result of a refusal by the Commission to declare any post-effective amendment to the Registration Statement effective after the Company has used all commercially reasonable efforts to cause the post-effective amendment to be declared effective by the Commission, in which case, the Company must terminate the black-out period immediately following the effective date of the post-effective amendment), if any of the following events shall occur (each such circumstance a “Suspension Event”): (i) a majority of the Board determines in good faith that (A) the offer or sale of any Registrable Securities would materially impede, delay or interfere with any proposed financing, offer or sale of securities, acquisition, corporate reorganization or other material transaction involving the Company, (B) after the advice of counsel, the sale of Registrable Securities pursuant to the Registration Statement would require disclosure of non-public material information not otherwise required to be disclosed under applicable law, or (C) (x) the Company has a bona fide business purpose for preserving the confidentiality of such transaction, (y) disclosure would have a material adverse effect on the Company or the Company’s ability to consummate such transaction, or (z) such transaction renders the Company unable to comply with Commission requirements, in each case under circumstances that would make it impractical or inadvisable, based on the advice of counsel, to cause the Registration Statement (or such filings) to become effective or to promptly amend or supplement the Registration Statement on a post effective basis, as applicable; or (ii) a majority of the Board determines in good faith, upon the advice of counsel, that it is in the Company’s best interest or it is required by law, rule or regulation to supplement the Registration Statement or file a post-effective amendment to the Registration Statement in order to ensure that the prospectus included in the Registration Statement (1) contains the information required under Section 10(a)(3) of the Securities Act; (2) discloses any facts or events arising after the effective date of the Registration Statement (or of the most recent post-effective amendment) that, individually or in the aggregate, represents a fundamental change in the information set forth therein; or (3) discloses any material information with respect to the plan of distribution that was not disclosed in the Registration Statement or any material change to such information. Upon the occurrence of any such suspension, the Company shall use its commercially reasonable efforts to cause the Registration Statement to become effective or to promptly amend or supplement the Registration Statement on a post effective basis or to take such action as is necessary to permit resumed use of the Registration Statement or filing thereof as soon as possible.

The Company will provide written notice (a “Suspension Notice”) to the Holders and the Selling Holders’ Counsel, if any, of the occurrence of any Suspension Event. If as a result of a Suspension Event, the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, each Holder agrees that (i) it will immediately discontinue offers and sales of the Registrable Securities under the Registration Statement until the Holder receives copies of a supplemental or amended prospectus (which the Company agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Company that it may resume such offers and sales, and (ii) it will maintain the confidentiality of any information included in the written notice delivered by the Company unless otherwise required by law or subpoena. If so directed by the Company, each Holder will deliver to the Company (at the expense of the Company) all copies of the prospectus covering the Registrable Securities at the time of receipt of the Suspension Notice, other than permanent file copies in the possession of such Holder’s counsel. The Holders may recommence effecting sales of the Registrable Securities pursuant to the Registration Statement (or such filings) following further written notice to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice shall be given by the Company to the Holders and to the Selling Holders’ Counsel, if any, promptly following the conclusion of any Suspension Event and its effect.

(b) In connection with any Registration Statement utilized by the Company to satisfy its obligations under this Agreement, each Holder agrees to cooperate with the Company in connection with the preparation of the Registration Statement, and each Holder agrees that it will (i) respond within ten (10) Business Days to any written request by the Company to provide or verify information regarding the Holder or the Holder’s Registrable Securities (including the proposed manner of sale) that may be required to be included in such Registration Statement and related prospectus pursuant to the rules and regulations of the Commission, and (ii) provide in a timely manner information regarding the proposed distribution by the Holder of the Registrable Securities and such other information as may be requested by the Company from time to time in connection with the preparation of and for inclusion in the Registration Statement and related prospectus.

(c) If all reports required to be filed by the Company pursuant to the Exchange Act have not been filed by the required date taking into account any permissible extension, upon written notice thereof by the Company to the Holders, the rights of the Holders to offer, sell or distribute any Registrable Securities pursuant to any Registration Statement or to require the Company take action with respect to the registration or sale of any Registrable Securities pursuant to any Registration Statement shall be suspended until the date on which the Company has filed such reports, and the Company shall use commercially reasonable efforts, taking into account the circumstances of the Company at such time, to file the required reports as promptly as commercially practicable, and shall notify the Holders as promptly as practicable when such suspension is no longer required.

(d) Notwithstanding any provision herein to the contrary, if the Company shall give a Suspension Notice with respect to any Registration Statement pursuant to Section 3(a), the Company agrees that it shall extend the period of time during which such Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from the date of receipt by the Holders of the Suspension Notice to and including the date of receipt by the Holders of the End of Suspension Notice and provide copies of the supplemented or amended prospectus necessary to resume sales, with respect to each Suspension Event; provided, that, such period of time shall not be extended beyond the date that Class A Common Stock covered by such Registration Statement are no longer Registrable Securities.

Section 4. Registration Procedures.

(a) Subject to Section 3 hereof, in connection with the filing of any Shelf Registration Statement (and, to the extent applicable, any Demand Registration Statement) as provided in this Agreement, the Company shall use commercially reasonable efforts to, as expeditiously as reasonably practicable:

(i) prepare and file with the Commission a Registration Statement with respect to such Registrable Securities, within the relevant time period specified in Sections 2.1(a), 2.1(b)(ii) and/or 2.2(a) hereof, on the appropriate form under the Securities Act, which form (1) shall be selected by the Company, (2) shall be available for the registration and sale of the Registrable Securities by the Selling Holders thereof, (3) shall comply as to form in all material respects with the requirements of the applicable form and include or incorporate by reference all financial statements required by the Commission to be filed therewith or incorporated by reference therein, and (4) shall comply in all respects with the requirements of Regulation S-T under the Securities Act, and otherwise comply with its obligations under Section 2 hereof;

(ii) prepare and file with the Commission such amendments and post-effective amendments to such Registration Statement as may be necessary under applicable law to keep such Registration Statement effective for the applicable period; and cause each prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provision then in force) under the Securities Act and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations thereunder applicable to them with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the Selling Holders thereof;

(iii) (1) notify each Holder of Registrable Securities, not later than ten (10) Business Days after filing, that a Registration Statement with respect to the Registrable Securities has been filed and advising such Holder that the distribution of Registrable Securities will be made in accordance with any method or combination of methods legally available by the Selling Holders of any and all Registrable Securities and providing a Notice and Questionnaire for completion by each such Holder desiring to be included as a Selling Holder therein; (2) furnish to each Selling Holder of Registrable Securities and to each Underwriter of an Underwritten Offering of Registrable Securities, if any, without charge, as many copies of each prospectus, including each preliminary prospectus, and any amendment or supplement thereto and such other documents as such Selling Holder or Underwriter may reasonably request, including financial statements and schedules in order to facilitate the public sale or other disposition of the Registrable Securities; and (3) hereby consent to the use of the prospectus or any amendment or supplement thereto by the Selling Holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto;

(iv) use its commercially reasonable efforts to register or qualify the Registrable Securities by the time the applicable Registration Statement is declared effective by the Commission under all applicable state securities or “blue sky” laws of such jurisdictions as any Selling Holder of Registrable Securities covered by the Registration Statement and each Underwriter of an Underwritten Offering of Registrable Securities shall reasonably request in writing, and do any and all other acts and things which may be reasonably necessary or advisable to enable each such Selling Holder and Underwriter to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Selling Holder; provided, however, that the Company shall not be required to (1) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(a)(iv), or (2) take any action which would subject it to general service of process or taxation in any such jurisdiction where it is not then so subject;

(v) notify promptly each Selling Holder of Registrable Securities under the Registration Statement and, if requested by such Selling Holder, confirm such advice in writing promptly at the address determined in accordance with Section 8(f) of this Agreement (1) when the Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (2) of any request by the Commission or any state securities authority for post-effective amendments and supplements to the Registration Statement and prospectus or for additional information after the Registration Statement has become effective, (3) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (4) of the happening of any event or the discovery of any facts during the period the Registration Statement is effective as a result of which the Registration Statement or the related prospectus or any document incorporated by reference therein contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or, in the case of the prospectus, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (which information shall be accompanied by an instruction to suspend the use of the Registration Statement and the prospectus (such instruction to be provided in the same manner as a Suspension Notice) until the requisite changes have been made, at which time notice of the end of suspension shall be delivered in the same manner as an End of Suspension Notice), (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities, for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (6) of the filing of a post-effective amendment to the Registration Statement;

(vi) furnish Selling Holders’ Counsel, if any, copies of any comment letters relating to the Selling Holders received from the Commission or any other request by the Commission or any state securities authority for amendments or supplements to the Registration Statement and prospectus or for additional information relating to the Selling Holders;

(vii) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment and to re-qualify the Registrable Securities for resale after any suspension thereof;

(viii) furnish to each Selling Holder of Registrable Securities, and each Underwriter, if any, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto, including financial statements and schedules (without documents incorporated therein by reference and all exhibits thereto, unless requested);

(ix) cooperate with the Selling Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the Selling Holders or the Underwriters, if any, may reasonably request at least three (3) Business Days prior to the closing of any sale of Registrable Securities;

(x) upon the occurrence of any event or the discovery of any facts, as contemplated by Sections 4(a)(v)(2) and 4(a)(v)(4) hereof, as promptly as practicable after the occurrence of such an event, use its commercially reasonable efforts to prepare a supplement or post-effective amendment to the Registration Statement or the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such prospectus will not contain at the time of such delivery any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or will remain so qualified, as applicable. At such time as such public disclosure is otherwise made or the Company determines that such disclosure is not necessary, in each case to correct any misstatement of a material fact or to include any omitted material fact, the Company agrees promptly to notify each Selling Holder of such determination and to furnish each Selling Holder such number of copies of the prospectus as amended or supplemented, as such Selling Holder may reasonably request;

(xi) within a reasonable time prior to the filing of any Registration Statement, any prospectus, any amendment to a Registration Statement or amendment or supplement to a prospectus, provide copies of such document to the Selling Holders’ Counsel, if any, on behalf of such Selling Holder, consider only changes reasonably requested by such Selling Holder’s Counsel and make representatives of the Company as shall be reasonably requested by the Selling Holders of Registrable Securities available for discussion of such document;

(xii) obtain one or more CUSIP numbers for the Registrable Securities not later than the effective date of a Registration Statement, and provide the Company’s transfer agent with printed certificates for the Registrable Securities, in a form eligible for deposit with the Depositary, in each case, to the extent necessary or applicable;

(xiii) enter into agreements (including underwriting agreements) and take all other customary appropriate actions in order to expedite or facilitate the disposition of such Registrable Securities whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Offering:

(A) make such representations and warranties to the Selling Holders of such Registrable Securities and the Underwriters, if any, in form, substance and scope as are customarily made by issuers to Underwriters in similar Underwritten Offerings as may be reasonably requested by them;

(B) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to any managing Underwriter(s) and their counsel) addressed to the Underwriters, if any, covering the matters customarily covered in opinions requested in Underwritten Offerings and such other matters as may be reasonably requested by the Underwriter(s);

(C) obtain “comfort” letters and updates thereof from the Company’s independent registered public accounting firm (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements are, or are required to be, included in the Registration Statement) addressed to the Underwriter(s), if any (to the extent consistent with Statement on Auditing Standards No. 72 of the American Institute of Certified Public Accounts), such letters to be in customary form and covering matters of the type customarily covered in “comfort” letters to Underwriters in connection with similar Underwritten Offerings;

(D) enter into a securities sales agreement with the Selling Holders and an agent of the Selling Holders providing for, among other things, the appointment of such agent for the Selling Holders for the purpose of soliciting purchases of Registrable Securities, which agreement shall be in form, substance and scope customary for similar offerings;

(E) if an underwriting agreement is entered into, cause the same to set forth indemnification provisions and procedures substantially equivalent to the indemnification provisions and procedures set forth in Section 5 hereof with respect to the Underwriters and all other parties to be indemnified pursuant to said Section or, at the request of any Underwriters, in the form customarily provided to such Underwriters in similar types of transactions; and

(F) deliver such documents and certificates as may be reasonably requested and as are customarily delivered in similar offerings to the Selling Holders of a majority in principal amount of the Registrable Securities being sold and the managing Underwriters, if any;

(xiv) make available for inspection by any Underwriter participating in any disposition pursuant to a Registration Statement, Selling Holders’ Counsel and any accountant retained by a majority in principal amount of the Registrable Securities being sold, all financial and other records, pertinent corporate documents and properties or assets of the Company reasonably requested by any such persons, and cause the respective officers, directors and any other agents of the Company to supply all information reasonably requested by any such representative, Underwriter, counsel or accountant in connection with a Registration Statement, and make such representatives of the Company available for discussion of such documents as shall be reasonably requested by the Selling Holders’ Counsel; provided, however, that the Selling Holders’ Counsel, if any, and the representatives of any Underwriters will use commercially reasonable efforts, to the extent reasonably practicable, to coordinate the foregoing inspection and information gathering and to not materially disrupt the Company’s business operations;

(xv) a reasonable time prior to filing any Registration Statement, any prospectus forming a part thereof, any amendment to such Registration Statement, or amendment or supplement to such prospectus, provide copies of such document to the Underwriter(s) of an Underwritten Offering of Registrable Securities; within five (5) Business Days after the filing of any Registration Statement, provide copies of such Registration Statement to Selling Holders’ Counsel; make such changes in any of the foregoing documents prior to the filing thereof, or in the case of changes received from Selling Holders’ Counsel by filing an amendment or supplement thereto, as the Underwriter or Underwriters, or in the case of changes received from Selling Holders’ Counsel relating to the Selling Holders or the plan of distribution of Registrable Securities, as Selling Holders’ Counsel, reasonably requests; not file any such document in a form to which any Underwriter shall not have previously been advised and furnished a copy of or to which any Underwriter shall reasonably object; reasonably consider the Selling Holders’ Counsel’s comments, if any, in preparing the Registration Statement; not include in any amendment or supplement to such documents any information about the Selling Holders or any change to the plan of distribution of Registrable Securities that would limit the method of distribution of the Registrable Securities unless Selling Holders’ Counsel has been advised in advance and has approved such information or change; and make the representatives of the Company available for discussion of such document as shall be reasonably requested by the Selling Holders’ Counsel, if any, on behalf of such Selling Holder, Selling Holders’ Counsel or any Underwriter;

(xvi) cause senior representatives, including senior management, of the Company to participate in any “road show” or “road shows” reasonably requested by any Underwriter;

(xvii) furnish to each Underwriter, if any, a signed counterpart, addressed to such Selling Holder or Underwriter, of (i) an opinion or opinions of counsel to the Company and (ii) if eligible under Statement on Auditing Standards No. 72 of the American Institute of Certified Public Accounts, a comfort letter or comfort letters from the Company’s independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the managing Underwriter or Underwriters therefor reasonably requests;

(xviii) use its commercially reasonable efforts to cause all Registrable Securities to be listed on any national securities exchange;

(xix) otherwise comply with all applicable rules and regulations of the Commission and make available to its security holders, as soon as reasonably practicable, an earnings statement covering at least 12 months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder; and

(xx) cooperate and assist in any filings required to be made with the FINRA and in the performance of any due diligence investigation by any Underwriter and its counsel (including any “qualified independent Underwriter” that is required to be retained in accordance with the rules and regulations of the FINRA).

The Company may (as a condition to a Holder’s participation in a Registration) require each Holder of Registrable Securities to furnish to the Company such information regarding the Holders and the proposed distribution by such Holder of such Registrable Securities as the Company may from time to time reasonably request in writing.

Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event or the discovery of any facts of the type described in Section 4(a)(v) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to a Registration Statement relating to such Registrable Securities until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 4(a)(x) hereof, or until such Holder is advised in writing by the Company that the use of the Registration Statement may be resumed, and, if so directed by the Company, such Holder will deliver to the Company (at the Company’s expense) all copies in such Holder’s possession, other than permanent file copies then in such Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

Section 5. Indemnification.

(a) Indemnification by the Company. The Company agrees to indemnify and hold harmless each Holder, and the respective officers, directors, partners, trustees, executors, employees, representatives and agents of any such Person, and each Person (a “Controlling Person”), if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) any of the foregoing Persons, as follows:

(i) against any and all loss, liability, claim, damage, judgment, actions, other liabilities and expense whatsoever (the “Liabilities”), as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment or supplement thereto) pursuant to which Registrable Securities were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom at such date of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii) against any and all Liabilities, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided, that (subject to Section 5(d) below) any such settlement is effected with the written consent of the Company; and

(iii) against any and all expense whatsoever, as incurred (including the fees at standard non-premium rates and disbursements of counsel chosen by any indemnified party), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that this indemnity and hold harmless agreement shall not apply to any Liabilities to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in a Registration Statement (or any amendment thereto) or any prospectus (or any amendment or supplement thereto). Such indemnity and hold harmless agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the Holders or any such Controlling Person and shall survive the transfer of such securities by the Holders.

(b) Indemnification by the Holders. Each Holder severally (based on the number of its Registrable Securities registered pursuant to this Agreement), but not jointly, agrees to indemnify and hold harmless the Company and the other selling Holders, and each of their respective officers, directors, partners, employees, trustees, executors, representatives and agents, and each of their respective Controlling Persons, against any and all Liabilities described in the indemnity contained in Section 5(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any prospectus included therein (or any amendment or supplement thereto) in reliance upon and in conformity with written information with respect to such Holder furnished to the Company by such Holder expressly for use in the Registration Statement (or any amendment thereto) or such prospectus (or any amendment or supplement thereto); provided, however, that no such Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement.

(c) Notices of Claims, etc. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure so to notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity and hold harmless agreement. An indemnifying party may participate at its own expense in the defense of such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying party or parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. Subject to Section 5(d) below, no indemnifying party shall be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent, or if there be a final judgment for the plaintiff, the indemnifying party shall indemnify and hold harmless such indemnified parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whosoever in respect of which indemnification or contribution could be sought under this Section 5 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d) Indemnification Payments. If at any time an indemnified party shall have requested an indemnifying party consent to any settlement of the nature contemplated by Sections 5(a)(ii) or 5(c), such indemnifying party agrees that it shall be liable for such settlement, including any such related fees and expenses of counsel, effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request; (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into; and (iii) such indemnifying party shall not have responded to such indemnified party in accordance with such request prior to the date of such settlement.

(e) Contribution. If the indemnification provided for in this Section 5 is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any Liabilities referred to therein, then each indemnifying party shall contribute to the aggregate amount of such Liabilities incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Holders on the other hand in connection with the statements or omissions which resulted in such Liabilities, as well as any other relevant equitable considerations; provided, however, that no Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement.

The relative fault of the Company on the one hand and the Holders on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Holders and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 5. The aggregate amount of Liabilities incurred by an indemnified party and referred to above in this Section 5 shall be deemed to include any such legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

Section 6. Market Stand-Off Agreement. Each Holder hereby agrees that it shall not, directly or indirectly sell, offer to sell (including without limitation any short sale), pledge, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of or otherwise dispose of or transfer any Registrable Securities or other Class A Common Stock or any securities convertible into or exchangeable or exercisable for Class A Common Stock then owned by such Holder (other than to permitted transferees of the Holders who agree to be similarly bound) for up to 90 days following the date of an underwriting agreement with respect to an underwritten public offering of the Company’s securities as requested by the managing underwriter of such Underwritten Offering; provided, however, that:

(a) the restrictions above shall not apply to Registrable Securities sold on the Holders’ behalf to the public in an Underwritten Offering pursuant to a Registration Statement;

(b) all officers and directors of the Company then holding Class A Common Stock or securities convertible into or exchangeable or exercisable for Class A Common Stock enter into similar agreements for not less than the entire time period required of the Holders hereunder; and

(c) the Holders shall be allowed any concession or proportionate release allowed to any (i) officer, (ii) director, (iii) other holder of the Company’s Class A Common Stock that entered into similar agreements (with such proportion being determined by dividing the number of shares being released with respect to such officer, director or other holder of the Company’s Class A Common Stock by the total number of issued and outstanding shares held by such officer, director or holder).

In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the securities subject to this Section 6 and to impose stop transfer instructions with respect to the Registrable Securities and such other securities of each Holder (and the securities of every other Person subject to the foregoing restriction) or to assign a different CUSIP number therefor until the end of such period.

Section 7. Termination; Survival. The rights of each Holder under this Agreement shall terminate upon the date that such Holder ceases to hold any Registrable Securities and with respect to the Company upon the end of the Shelf Effectiveness Period with respect to any Shelf Registration Statement. Notwithstanding the foregoing, the obligations of the parties under Sections 5 and 8 of this Agreement shall remain in full force and effect following such time.

Section 8. Miscellaneous.

(a) Registration Expenses. The Company shall pay all expenses incident to the performance by the Company of its registration obligations under Section 2 above, including, without limitation, (i) all expenses incurred in connection with the preparation, printing and distribution of any Registration Statement and prospectus and all amendments and supplements thereto, (ii) all stock exchange, Commission and state securities registration, listing and filing fees, (iii) all fees and expenses of complying with securities or “blue sky” laws, (iv) all FINRA fees, (v) fees and disbursements of counsel for the Company and fees and expenses for the independent certified public accountants retained by the Company (including the expenses or costs associated with the delivery of any opinions or comfort letters), (vi) all internal expenses of the Company (including, without limitation, all salaries and expenses of its officers performing legal or accounting duties); and (vii) the fees and expenses of any person, including special experts, retained by the Company in connection with the preparation of any Registration Statement. Except as required in this Section 8, the Company shall have no obligation to pay (i) any fees, discounts or commissions attributable to the sale of Registrable Securities; (ii) any Holder’s out-of-pocket expenses relating to the transactions contemplated by this Agreement, provided, that the Company shall be obligated to pay any 1% Holder’s out-of-pocket expenses (including disbursements of such Selling Holder’s Counsel, accountants and other advisors) up to $25,000 in the aggregate for each Underwritten Offering and each filing of a Resale Shelf Registration Statement and a Demand Registration Statement; or (iii) any transfer taxes relating to the registration for sale of the Registrable Securities.

(b) Covenants Relating To Rule 144. For so long as the Company is subject to the reporting requirements of Section 13 or 15 of the Exchange Act, the Company covenants that it will file the reports required to be filed by it under the Securities Act and Section 13(a) or 15(d) of the Exchange Act and the rules and regulations adopted by the Commission thereunder. If the Company ceases to be so required to file such reports, the Company covenants that it will upon the request of any Holder of Registrable Securities (a) make publicly available such information as is necessary to permit sales pursuant to Rule 144 under the Securities Act, (b) deliver such information to a prospective purchaser as is necessary to permit sales pursuant to Rule 144A under the Securities Act and it will take such further action as any Holder of Registrable Securities may reasonably request, and (c) take such further action that is reasonable in the circumstances, in each case to the extent required from time to time to enable such Holder to sell its Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, (ii) Rule 144A under the Securities Act, as such rule may be amended from time to time, or (iii) any similar rules or regulations hereafter adopted by the Commission. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements (at any time after 90 days after the effective date of the first Registration Statement filed by the Company for an offering of its Class A Common Stock to the general public) and of the Securities Act and the Exchange Act (at any time after it has become subject to the reporting requirements of the Exchange Act), a copy of the most recent annual and quarterly report(s) of the Company, and such other reports, documents or stockholder communications of the Company, and take such further actions consistent with this Section 8(b), as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such Registrable Securities without registration.

(c) Participation in Underwritten Offerings. No Person may participate in any Underwritten Offerings hereunder unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and these registration rights provided for in this Agreement. Except as provided in Sections 2.1(d) and 2.2(b), the Company shall select the managing Underwriter or Underwriters in connection with any Underwritten Offering.

(d) No Inconsistent Agreements. The Company has not entered into and the Company will not after the date of this Agreement enter into any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities pursuant to this Agreement or otherwise conflicts with the provisions of this Agreement. The rights granted to the Holders hereunder do not and will not for the term of this Agreement in any way conflict with the rights granted to the holders of the Company’s other issued and outstanding securities under any such agreements.

(e) Amendments and Waivers. The provisions of this Agreement may be amended or waived at any time only by the written agreement of the Company and the Holders of a majority of the Registrable Securities; provided, however, that the provisions of this Agreement may not be amended or waived without the consent of each Holder of Registrable Securities adversely affected by such amendment or waiver if such amendment or waiver adversely affects a portion of the Registrable Securities but does not so adversely affect all of the Registrable Securities; provided, further, that the provisions of the preceding provision may not be amended or waived except in accordance with this sentence. Any waiver, permit, consent or approval of any kind or character on the part of any such Holder of any provision or condition of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in writing. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder of Registrable Securities and the Company.

(f) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, registered first-class mail, facsimile or any courier guaranteeing overnight delivery.

If to the Company, to:

Empire State Realty Trust, Inc.

One Grand Central Place

60 E. 42nd Street

New York, New York 10165

Attention: Thomas N. Keltner, Jr.

Fax No.: [—]

Clifford Chance US LLP

31 West 52nd Street

60 E. 42nd Street

New York, New York 10019

Attention: Larry P. Medvinsky

Fax No.: 212-878-8375

If to the Holder:

To the address indicated for such Holder in Schedule 1 hereto

If to a transferee Holder, to the address of such Holder set forth in the transfer documentation provided to the Company.

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; two (2) Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged, if sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party) and on the next Business Day if timely delivered to an air courier guaranteeing overnight delivery.

(g) Successor and Assigns. This Agreement and the rights, duties and obligations of the Holders hereunder may be freely assigned or delegated by such Holder in conjunction with and to the extent of any transfer of Registrable Securities held by any such Holder. This Agreement and the provisions hereof shall inure to the benefit of and be binding upon all of the parties hereto and their respective heirs, executors, personal and legal representatives, successors and permitted assigns, including, without limitation, any successor of the Company by merger, acquisition, reorganization, recapitalization or otherwise; provided, however, that no such transfer or assignment shall be binding upon or obligate the Company to any such assignee unless and until the Company shall have received written notice of such transfer or assignment as herein provided and a written agreement of the assignee to be bound by the provisions of this Agreement. This Agreement is not intended to confer any rights or benefits on any Persons that are not party hereto other than as expressly set forth in Section 5 and this Section 8(g).

(h) Specific Enforcement. Without limiting the remedies available to the Holders, the Company acknowledges that any failure by the Company to comply with its obligations under Section 2 hereof may result in material irreparable injury to the Holders for which there is no adequate remedy at law, that it would not be possible to measure damages for such injuries precisely and that, in the event of any such failure, a Holder may obtain such relief as may be required to specifically enforce the Company’s obligations under Section 2 hereof.

(i) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(j) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(k) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES.

(l) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

EMPIRE STATE REALTY TRUST, INC.
a Maryland corporation

By:
Name:
Title:

HOLDERS:

By:

Schedule 1

HOLDERS